UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2007

AKESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27409	84-1409219
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer identification number)

888 Prospect Street, Suite 320, La Jolla, CA 92037

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 454-4311

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information reported under Item 4.02 with respect to the restatement of certain historical financial statements of Akesis Pharmaceuticals, Inc. (the “Company”) is hereby incorporated by reference into this Item 2.02.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement and Non-Reliance on Financial Statements

On May 11, 2007, following consultation with, and upon the recommendation of, the Company’s management, the board of directors of the Company determined that it is necessary to restate certain historical financial statements of the Company. In particular, and as described in greater detail under the heading “Background and Description of Restatement” below, the board of directors determined that the Company will need to restate its financial statements for the fiscal quarter and year ended December 31, 2006 in order to correct the amount of stock-based compensation expenses recorded by the Company for those periods. Accordingly, the Company’s financial statements for those periods, together with the related audit reports contained therein, should no longer be relied upon.

The board of directors of the Company has discussed the need to restate the Company’s historical financial statements and the matters disclosed in this Current Report on Form 8-K with Swenson Advisors LLP, the Company’s independent registered public accounting firm (“Swenson Advisors”). Swenson Advisors has concurred with the decision of the board of directors to proceed with the restatement.

Background and Description of Restatement

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“SFAS No. 123(R)”). SFAS No. 123(R) requires all share-based payments to employees, including stock awards, to be recognized as expenses in the issuer’s financial statements based on the fair values of those payments, reduced as appropriate based on any estimated forfeitures. In the case of stock-based compensation, the estimation of the number of stock awards that will ultimately be forfeited requires significant judgment and is based on the issuer’s determination of an appropriate rate of estimated forfeitures calculated by reference to a variety of data and assumptions. SFAS No. 123(R) also requires issuers to periodically review their estimated forfeiture rates and, to the extent necessary based on differences between estimated and actual results, to revise such estimated forfeiture rates. In the event of such a revision, any differences between estimated and actual results are required by SFAS No. 123(R) to be recorded as a cumulative adjustment in the period in which the estimated forfeiture rate is revised.

In May 2007, the Company conducted a review of its estimated forfeiture rate, taking into account, among other things, the types of awards typically granted by the Company, the types of employees who typically receive such awards and the Company’s historical forfeiture rate. As a result of this review, the Company determined that, due to the resignation of the Company’s former chief executive officer in October 2006 and the corresponding forfeiture by such former chief executive officer of a large number of stock awards, the Company’s estimated rate of forfeitures should have been materially revised during the fiscal quarter ended December 31, 2006. Accordingly, as required by SFAS No. 123(R), the Company revised its estimated forfeiture rate based on the differences between its estimated and actual results. However, because the Company determined that it should have revised its estimated forfeiture rate concurrently with the resignation of the Company’s former chief executive officer in the fiscal quarter ended December 31, 2006, the Company likewise concluded that the cumulative adjustment required by SFAS No. 123(R) was required to be recorded in that period as opposed to the period during which the Company conducted the review.

The Company has calculated the amount of the necessary cumulative adjustment to be equal to $1,047,575, which amount should have been recorded as a reduction of non-cash stock-based compensation expense within the Company’s operating expenses in the fiscal quarter ended December 31, 2006. Previously, the Company had reported a non-cash stock-based compensation expense of $1,150,961 for such period. As a result, after applying the necessary cumulative adjustment referenced above, the Company has determined that it must restate its non-cash stock-based compensation expense for the fiscal quarter ended December 31, 2006 as being equal to $103,386.

This restatement will not result in a change in the Company’s previously reported revenues, cash flow from operations or total cash and cash equivalents shown in its financial statements for the fiscal quarter and year ended December 31, 2006. Instead, the resulting reduction in non-cash stock-based compensation expense will effect a decrease of $1,047,575 in the Company’s net loss for the fiscal year ended December 31, 2006. In addition, because the amount of the reduction in non-cash stock-based compensation expense decreased both the Company’s accumulated deficit and paid-in capital, there was no net effect on the Company’s balance sheet at December 31, 2006. Likewise, the restatement will have no impact on the Company’s operating results for any periods prior to the fiscal quarter ended December 31, 2006.

Amendment to Annual Report on Form 10-K

The Company plans to complete the restatement as quickly as possible by filing an amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2006. However, the time required to complete the restatement will depend upon many factors, including the extent of the review required by Swenson Advisors. In addition, while the information in this Current Report on Form 8-K describes all of the items for which the board of directors and the Company’s management have determined a restatement is appropriate at this time, there can be no assurance that further review and inquiry of the Company’s financial statements will not identify additional items to be restated. The restatement process also may delay the Company’s filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K relating to the Company’s intentions, hopes, beliefs, expectations or predictions of the future, including its expected adjustments and amendments to previously reported financial results, are forward-looking statements. The Company’s actual results could differ materially from those projected in these forward-looking statements. The nature, timing and amount of the restatement will depend on a number of factors, including the ability of the Company to complete the preparation of the restated financial statements, the ability of Swenson Advisors to complete an audit of the restated financial statements and the possibility that the Company or Swenson Advisors may identify other items that require restatement under applicable accounting and disclosure rules and determinations. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The Company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01. Other Events.

On May 14, 2007, the Company issued a press release announcing that it will restate certain historical financial statements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated as of May 14, 2007, announcing the Company’s decision to restate certain historical financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKESIS PHARMACEUTICALS, INC.

By:	/s/ Jay Lichter, Ph.D.
Jay Lichter, Ph.D. President and Chief Executive Officer

Date: May 14, 2007